EXHIBIT 10.38

                               [MAXIM GROUP LOGO]

                           PLACEMENT AGENCY AGREEMENT
                           --------------------------


June 30, 2005

Mr. Jerry Pearring
President
XStream Beverage Network, Inc.
4800 NW 15th Avenue
Ft. Lauderdale, FL 33309


Dear Mr. Pearring:

         This Placement Agency Agreement (the "AGREEMENT") confirms the retention of Maxim Group LLC ("MAXIM" or "PLACEMENT AGENT") by Xstream Beverage Network, Inc., a Nevada corporation ("XSTREAM" or the "COMPANY"), to provide, on an exclusive basis, certain investment banking services in connection with a "best efforts" private placement of Units (as defined below) consisting of securities of the Company (the "PRIVATE PLACEMENT"). Each Unit ("UNIT") shall consist of: (i) a $100,000 12% convertible promissory note ("Notes"); (ii) 100,000 common stock purchase warrants ("WARRANTS"); and (iii) 10,000 shares of the Company's common stock, par value $0.001 per share ("COMMON STOCK"). The Units, the Notes, the Warrants and the Common Stock are sometimes referred to herein as the "PRIVATE PLACEMENT SECURITIES" or the "SECURITIES." The investors introduced by Maxim to the Company in connection with the financing contemplated hereunder are referred to herein each as an "INVESTOR" and collectively as the "INVESTORS."

1.   PLACEMENT

     (a) The Private Placement shall be a "best efforts" placement consisting of a minimum of thirteen (13) Units, or one million three hundred thousand dollars ($1,300,000) (the "PRIVATE PLACEMENT MINIMUM AMOUNT") and up to a maximum of forty (40) Units, or four million dollars ($4,000,000), at an offering price of $100,000 per Unit (the "PRIVATE PLACEMENT MAXIMUM AMOUNT"). The Company has granted the Placement Agent the option to exercise an over-allotment option to sell up to an additional six (6) Units (the "OVER-ALLOTMENT OPTION"). The Notes and Warrants, or the other agreements or instruments entered into in connection with the Private Placement shall have such other features as are agreed to by the Company and Maxim and memorialized in the Offering Documents (as defined below) including, without limitation, the registration rights described in
Section 1(e) below as well as those described in the subscription documents included in the Offering Documents, as defined below, for the shares of Common Stock receivable upon the conversion of the Notes, or upon the exercise of the Warrants, or issuable as part of the Units.

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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 2 of 34


     (b) Maxim will, on an exclusive basis, conduct the Placement on a "best efforts" basis to accredited investors, as meant in Regulation D. If at least the Private Placement Minimum Amount has been subscribed for and accepted by the Company at any time during the Private Placement Offering Period, as defined below, the Company will promptly conduct an initial closing (the "INITIAL CLOSING") and may conduct subsequent closings (each, a "SUBSEQUENT CLOSING" and together with the Initial Closing, each, a "CLOSING" and collectively, the "CLOSINGS"), until the date on which the Maximum Amount is subscribed for by Investors and accepted by the Company (the "FINAL CLOSING DATE"). Unless terminated earlier in the Company's or Maxim's sole discretion, the offering period for the Private Placement ("PRIVATE PLACEMENT OFFERING PERIOD") will expire on the earlier to occur of: (i) May 27, 2005, unless extended in the mutual discretion of the Company and Maxim (the "TERMINATION DATE"), (ii) the date on which the Private Placement Maximum Amount is subscribed for and accepted by the Company, or (iii) the termination of the Private Placement or this Agreement, but in any event no later than July 26, 2005. Any Closing shall be undertaken in a manner agreed to by the Company and Maxim. Unless the Private Placement Minimum Amount is subscribed for and accepted by the Company by the Termination Date, the Private Placement will be terminated and all subscription proceeds will be returned to Investors without interest or deduction The minimum subscription amount per investor shall be One Hundred Thousand Dollars ($100,000.00).

     (c) The Private Placement will be made pursuant to the Offering Documents, as defined below. The Securities will not be registered under the Securities Act of 1933, as amended, or any applicable successor statute (the "Act"), but will be issued in reliance on the private offering exemption available under Section 4(2) of the Act and the Rules and Regulations, as defined below, promulgated thereunder, including Regulation D ("REGULATION D"). Maxim understands that all subscriptions for Units are subject to acceptance by the Company. The Company and Maxim reserve the right in their reasonable discretion to accept or reject any or all subscriptions for Units, in whole or in part, regardless whether any funds have been deposited into an escrow account. Any subscription monies received by Maxim from Investors will be handled in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), whether or not Maxim is subject to the Exchange Act, and as otherwise may be prescribed by the terms of the Offering Documents (as defined in Section 2 below). As used herein, the term "RULES AND REGULATIONS" means the applicable rules and regulations promulgated under the Securities Act and the Exchange Act.

     (d) Until the Closing (as defined below) is held, all subscription funds received shall be held by American Stock Transfer & Trust Company (the "ESCROW AGENT"). Maxim shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Documents (as defined in Section 2 below) or the authenticity, sufficiency or validity of any check delivered by any prospective Investor in payment for the Units, nor shall Maxim incur any liability with respect to any such verification or failure to verify, unless it had actual knowledge that any information in the Subscription Documents was untrue. All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Escrow Agent.


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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 3 of 34


     (e) In the event that the Private Placement Minimum Amount is raised, the Company agrees to file a registration statement, on a form to be agreed upon by the Company and Maxim (the "REGISTRATION STATEMENT"), with the Securities and Exchange Commission (the "SEC") no later than thirty (30) days following the date the SEC declares the Company's SB-2 registration statement (registration no. 333-119403) effective, covering the resale of the shares of Common Stock:
(i) issuable upon the conversion of the Notes and exercise of the Warrants, (ii) included in the Units, and (iii) underlying any Placement Agent Warrant (as defined below) issued to Maxim in connection with the Private Placement. In addition, the Company shall use reasonable efforts to have such Registration Statement declared effective by the SEC by no later than one hundred-twenty
(120) days following the Final Closing of the Private Placement with the SEC (the "TARGET EFFECTIVE DATE"), and to maintain the effectiveness of such Registration Statement until the third (3rd) anniversary of the date of such effectiveness. The terms of such registration rights are more fully described in the Offering Documents.

2.   OFFERING DOCUMENTS AND RELATED MATTERS

     (a) The Company has prepared an Offering Document which includes: (i) the Form 10-KSB as filed with the Securities and Exchange Commission on April 14, 2005, (ii) the subscription booklet, (iii) the form of Notes, (iv) the form of Warrants, and (v) the Offering term sheet, relating to the Private Placement (such Offering Documents and any amendments or supplements thereto prepared and furnished by the Company, being referred to herein as the "OFFERING DOCUMENTS"), which Offering Documents, among other things, describes the Private Placement and certain investment risks relating thereto. The Offering Documents shall contain substantially all of the information required in a Registration Statement on Form SB-2 under the Act.

     (b) The Company has been and will continue to be responsible for preparing and filing required documentation, if any, with the authorities in the United States or any state located therein (and subsequent to, if required by the laws of any such jurisdiction) in connection with the distribution of the Offering Documents to prospective Investors (the parties acknowledging, however, that the Private Placement is intended and expected to be wholly or partially exempt from filing requirements in the United States by reason of an "accredited investor" exemption).

     (c) Maxim and its counsel and the Company and its counsel have or will jointly prepare a form of subscription agreement (the "SUBSCRIPTION AGREEMENT") and a form of purchaser questionnaire (collectively, with the Subscription Agreement, the Note, the Warrant or other documents required in connection with the Private Placement, the "SUBSCRIPTION DOCUMENTS"), which Subscription Documents shall contain such representations, warranties, conditions and covenants as are customary in private placements of corporate debt and equity securities with United States accredited investors. Maxim and its counsel have


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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 4 of 34


had or will have an opportunity to review the final form of the Offering Documents and Subscription Documents prior to the distribution thereof to prospective Investors, and the Offering Documents and the Subscription Documents will be the only offering documents (other than cover letters which may be used by Maxim, and any documents made available to Investors in accordance with the terms of the Offering Documents) shown to prospective Investors. The Company and its counsel will advise Maxim and its counsel , in writing of those jurisdictions in which the Securities may lawfully be offered and sold, and the manner in which the Securities may lawfully be offered and sold in each such jurisdiction in connection with the Private Placement, and Maxim agrees that the Securities will be offered or sold only in such jurisdictions and in the manner specified by the Company; provided, however, that Maxim shall not be responsible for independently verifying such written advice with respect to the jurisdictions in which the Securities may be offered and sold and with respect to the manner in which the Securities may be offered and sold in such jurisdictions. Notwithstanding the foregoing, Maxim shall determine whether it is licensed to offer and sell the Securities in each jurisdiction in which it intends to do so.

     (d) The Private Placement will be made in accordance with the requirements of Section 4(2) under the Act and/or Regulation D only to investors that qualify as accredited investors, as defined in Rule 501(a) under the Act ("ACCREDITED INVESTORS"), purchasing for their own account for investment purposes only and not for distribution in violation of securities laws. Furthermore, prospective Investors will have been provided with the Offering Documents and access to the management of the Company and afforded the opportunity to ask questions.

     (e) The Company recognizes, agrees and confirms that Maxim (or any selling agent permitted to be utilized by Maxim under Section 3(a) hereof): (i) will use and rely primarily on the information contained in the Offering Documents and the Subsciption Documents and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (ii) is authorized, as the Company's exclusive financial advisor and placement agent in connection with the Private Placement, to transmit to any prospective Investor a copy or copies of the Offering Documents, the Subsciption Documents and any other documentation supplied to Maxim for transmission to any prospective Investor by or on behalf of the Company or by any of the Company's officers, representatives or agents, in connection with the performance of Maxim's services hereunder or any transaction contemplated hereby; (iii) does not assume responsibility for the accuracy or completeness of any information contained in the Offering Documents and the Subsciption Documents or any such other information; (iv) will not make an appraisal of the Company or any assets of the Company or the securities being offered by the Company in the Private Placement; and (v) retains the right to continue to perform due diligence of the Company during the course of the Company's engagement of Maxim.

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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 5 of 34


3.  PLACEMENT AGENT MATTERS

     (a) Subject to the provisions of this Agreement and to the performance by the Company of all of its obligations to be performed hereunder, Maxim agrees to use its best efforts to assist in arranging for sales of Private Placement Securities. The Company recognizes that "best efforts" does not assure that the Private Placement will be consummated. It is understood and agreed that this Agreement does not create any partnership, joint venture or other similar relationship between or among Maxim and the Company, and that Maxim is acting only as a sales agent. The Company hereby agrees that Maxim shall have the right to utilize other selling broker-dealers in connection with the Private Placement on terms approved by Maxim.

     (b) For the services of Maxim hereunder, the Company will pay or caused to be paid to Maxim the following fees at each Closing in connection with the Private Placement:

         (i) a cash payment equal to 10.0% of the gross proceeds received by the Company from the sale of the Private Placement Securities, payable at each applicable Closing, in lawful money of the United States by check or wire transfer of immediately available funds;

         (ii) a non-accountable expense allowance equal to 2.0% of the gross proceeds received by the Company from the sale of the Private Placement Securities, payable at each applicable Closing, in lawful money of the United States by check or wire transfer of immediately available funds;

         (iii) a warrant (the "PLACEMENT AGENT WARRANT I") to purchase such number of shares of Common Stock, equal to 10.0% of the aggregate number of shares of Common Stock into which the Notes sold in the Private Placement are convertible, at 100% of the conversion price of the Notes ("EXERCISE PRICE I"), as defined in the Offering Documents, exercisable for a period of five (5) years from the date of issuance, subject to customary anti-dilution protection rights contained in warrants of this type.

         (iv) a warrant (the "PLACEMENT AGENT WARRANT II") to purchase such number of shares of Common Stock, equal to 10.0% of the aggregate number of shares of Common Stock into which the Warrants sold in the Private Placement are convertible, at 100% of the exercise price of the Warrants ("EXERCISE PRICE II"), as defined in the Offering Documents, exercisable for a period of five (5) years from the date of issuance, subject to customary anti-dilution protection rights contained in warrants of this type.

Placement Agent Warrant I and Placement Agent Warrant II shall collectively be referred to herein as the "Placement Agent Warrants." The Placement Agent Warrants will be issued at the applicable Closing pursuant to Warrant Certificates to be signed by the Company, as applicable. The Placement Agent Warrants shall provide, among other things:

                  (A) that the Placement Agent Warrants shall:

                           (1) be exercisable at Exercise Price I or Exercise
                               Price II, as applicable;

                           (2) expire five (5) years from the date of issuance,
                               unless otherwise agreed to; and

                           (3) be non-redeemable,
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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 6 of 34


                  (B) for registration rights on the same terms granted to the
                      Investors,

                  (C) for such other terms as are normal and customary for
                      Placement Agent Warrants issued to placement agents.

     (c) The Company has agreed to pay the Placement agent a cash fee of five percent (5.0%) of the amount of funds received by the Company upon the exercise of any of the Warrants sold in the Private Placement, which fee shall be paid within five days of the Company's receipt of any such funds in connection with any such exercise of the Warrants.

     (d) All terms of the Financial Advisory Agreement entered into between the Company and the Placement Agent on April 25, 2005 ("FINANCIAL ADVISORY AGREEMENT") shall remain in full force and effect. The Financial Advisory Agreement grants a right of first refusal and certain fee rights to the Placement Agent during the term of the Financial Advisory Agreement and for a period of 18 months thereafter, as more fully described in such agreement.

     (e) Upon receipt by the Company from a proposed Investor of completed Subscription Documents, and such other documents as the Company requests, the Company and Maxim will determine in their reasonable discretion whether they wish to accept or reject the subscription.

4.   PAYMENT BY COMPANY OF EXPENSES

     The Company will pay for or promptly reimburse to Maxim, as the case may be, and whether or not any Securities are sold in connection with the Private Placement , all expenses of the Company and Maxim relating to the Private Placement (including all reasonable legal fees incurred by Maxim) and all other reasonable out-of-pocket expenses of Maxim relating to activities under this Agreement, including, without limitation: (i) the preparation, printing, reproduction, filing, distribution and mailing of the Offering Documents and all other documents relating to the Private Placement, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof; (ii) the issuance, sale, transfer and delivery of the Private Placement Securities, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; (iii) the public registration and listing of, or registration and qualification of the Securities pursuant to the resale registration statement required to be filed in connection with the sale of the Securities or otherwise and for the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, the costs of preparing preliminary, supplemental and final "blue sky surveys" relating to the offer and sale of the Securities and the fees and disbursements of counsel to Maxim in connection with such "blue sky" matters; (iv) the filing fees, if any, payable to the applicable securities regulatory authorities, including, but not limited to, the NASD in connection with filings made via the NASD's CobraDesk filing system; (v) all Escrow Agent fees; and (vi) all road show

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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 7 of 34


expenses, travel, legal in connection with the Private Placement (in a fixed amount of $30,000), and other related expenses. Any expenses (other than Maxim's legal or other professional expenses) in excess of $3,000 shall be subject to prior approval by the Company, which approval shall not be unreasonably withheld or delayed. For the avoidance of doubt, the fees and disbursements of legal counsel to Maxim in connection with the Registration Statement (as defined below) as contemplated by Section 9(c) hereof shall be separate from and in addition to the foregoing fees.

5.   TERMINATION OF PRIVATE PLACEMENT

     The Private Placement may be terminated: (i) by Maxim or the Company at any time upon fifteen (15) days prior written notice; (ii) by the Company on July 26, 2005 or any day thereafter, on prior written notice to Maxim; or (iii) immediately by Maxim upon giving written notice to the Company, but, with respect to clause (iii), only in the event that if:

     (a) in the opinion of Maxim, the Offering Documents contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, and the Company shall not have corrected such untrue statement or omission to the reasonable satisfaction of Maxim and its counsel within ten (10) days after the Company receives notice of such untrue statement or omission, provided that notwithstanding such ten (10) day period, no Closing shall occur hereunder until Maxim shall notify the Company that it is satisfied, in its reasonable determination, that the Company has taken such steps (including circulating amended offering materials and afforded prospective Investors a reasonable opportunity to review such amendments) to allow the applicable Closing to occur; or

     (b) the Company shall be in material breach of any representation, warranty or covenant made by it in this Agreement, any Subscription Document or any other document relating to the Private Placement ("CAUSE"); or

     (c) (i) any calamitous domestic or international event or act or occurrence has taken place and, in Maxim's opinion, has or will materially disrupt general securities markets in the United States in the immediate future; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the National Association of Securities Dealers, Inc. ("NASD") or by order of the SEC or any other government authority having jurisdiction; or (iii) if the United States shall have become subject to an act of terrorism or involved in a war, major hostilities or the like; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Offering Documents; or (viii) if there shall have been such material adverse general market conditions as in Maxim's reasonable judgment would make it inadvisable to proceed with the Private Placement or the sale or delivery of the Securities.

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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 8 of 34



6.   PRIVATE PLACEMENT OFFERING PERIOD; CLOSINGS

     Subject to the terms and conditions set forth herein, the Units which are the subject of the Private Placement will be offered as described in Section 1(b) hereof. Unless the Private Placement Minimum Amount is subscribed for and accepted by the Company by the Termination Date (as the same may be extended pursuant to the terms hereof), the Private Placement will be terminated and all subscription proceeds will be returned to Investors without interest or deduction. At any Closing, the Company shall deliver to the Investors instruments or preferred stock or warrant certificates representing the securities underlying the Units and instruments representing the Placement Agent Warrants, duly executed by the Company, together with such other closing documentation as may be required by Maxim in its reasonable discretion in order to affect the applicable Closing. Any date on which a Closing occurs is referred to herein as a "CLOSING DATE."

7.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     The Company hereby represents, warrants, covenants and agrees with and to
Maxim: (i) as of the date hereof, (ii) as of each applicable Closing Date and
(iii) as of the date of the filing of the Registration Statement (or any amendment or supplement thereto), as follows and except as disclosed in the Company's periodic reports as filed with the SEC. References in this Section 7 to the Offering Documents are made on the assumption, and the Company's agreement, that the Offering Documents have been prepared to contain substantially all of the information required in a Registration Statement on Form SB-2 under the Act.

     (a) The Company has been validly formed and legally exists as a corporation in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to conduct its business as currently conducted, and is in good standing in the jurisdiction in which the conduct of its businesses or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company or any other Subsidiary (as defined below) of the Company, each taken as a whole (a "MATERIAL ADVERSE EFFECT"). As of the date hereof, the Company does not have, directly or indirectly, any subsidiaries other than as disclosed in the Company's filings with the SEC (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"). Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect.

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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                    Page 9 of 34


     (b) Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. With the exception of certain pledges made by the Company's subsidiaries and for certain security interests as granted to Laurus Master Fund, Ltd.("Laurus") as set forth in the Company's transaction documents dated May 14th 2004 with Laurus, whereby Laurus is recognized as the Senior Lender, all of the issued and outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a "LIEN"), and has been duly authorized and validly issued, and is non-assessable.

     The authorized capital stock of the Company consists of 60,000,000 shares of capital stock, of which: (i) 50,000,000 are classified as Common Stock, par value $0.001 per share, and (ii) 10,000,000 are classified as "blank check" preferred stock, par value $0.001 per share. As of the date hereof and as of each Closing Date, _________ shares of the Company's Common Stock, 200,000 shares of Series A Preferred Stock and 43.2 shares of Series B Preferred Stock and no other shares of capital stock of the Company are or will be issued and outstanding, except as otherwise contemplated by the Offering Documents and all such shares of capital stock are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The shares of Common Stock underlying the Notes, the Warrants and the Placement Agent Warrants, will be duly reserved, and when issued in accordance with the terms of the Private Placement, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights and no personal liability will attach to the ownership thereof. The outstanding options, warrants and other convertible securities of the Company are as set forth in the Offering Documents and the Company's filings with the SEC. Except as disclosed in the Offering Documents, neither the Company nor any Subsidiary is a party to an agreement, instrument or understanding which calls for, and no securities of the Company or any Subsidiary contain provisions relating to, the resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary. The issuance of the Securities or the consummation of the Private Placement will not trigger any resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary.

     (c) This Agreement, the Subscription Documents, the Notes, the Warrants, the Placement Agent Warrants, and all other documents to be entered into by the Company in connection with the transactions described in the Offering Documents have been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and except further as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally.

     (d) Neither the Offering Documents, the Registration Statement, the Subscription Documents nor any of the Company's filings with the SEC (collectively, the "COMPANY DOCUMENTS") contain or will contain any untrue statement of a material fact, and the Company Documents will not omit to state any material fact necessary in order to make the statements made, in light of

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[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 10 of 34


the circumstances under which they were made, not misleading, except that the Company shall have no liability for any information provided to the Company in writing by, and relating to, Maxim, for use in and used in the Offering Documents. It is understood that any summary in the Offering Documents of a document which appears therein in full (either as signed or substantially in the form to be signed) does not constitute an untrue or misleading statement merely because it is a summary; provided, however, that any such summary may not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. If, at any time before the Private Placement is completed or terminated or before all subscriptions are accepted by the Company, there should be any change which would cause the Company Documents not to comply with this Section 7(e), the Company will promptly advise Maxim thereof and make any necessary corrective filings with the SEC and prepare and furnish Maxim with, for distribution to Investors, after prior review and approval by Maxim and its counsel (such approval not to be unreasonably withheld), such copies of such supplements or amendments to the Offering Documents and the Subscription Documents as will cause the Offering Documents and the Subscription Documents, as so supplemented or amended, to comply with this Section 7(e), and will authorize Maxim to make to Investors, if: (i) deemed necessary by counsel to Maxim and approved by Maxim, or (ii) if deemed necessary by counsel to the Company, an offer of rescission.

     (e) Except as disclosed in the Company Documents, since December 31, 2004, there has been no material adverse change (or any development involving a prospective material adverse change), whether or not arising from transactions in the ordinary course of business, in or affecting: (i) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company and each Subsidiary, taken as a whole;
(ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Private Placement or consummation of any of the other transactions contemplated by this Agreement. Since the date of the latest the Company balance sheet presented in or attached to the Offering Documents, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Offering Documents and the exhibits thereto.

     (f) Neither the Company nor any Subsidiary is in: (i) violation of its certificate or articles of incorporation, by-laws or other organizational documents, (ii) default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for any Lien disclosed in the Offering Documents and the exhibits thereto and except, in the cases of (ii) and (iii), where such defaults or violations do not, individually or in the aggregate, have a Material Adverse Effect.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 11 of 34


     (g) The execution, delivery and performance of this Agreement, all Company Documents and all other documents to be entered into by the Company in connection with any transaction described in the Offering Documents or in connection with the Private Placement, and the consummation of the transactions contemplated hereby, have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the Company and do not and will not: (i) constitute, or result in, a breach or violation of any of the terms, provisions or conditions of the Certificate or Articles of Incorporation, Bylaws or other governing documents of the Company or any of the Subsidiaries, (ii) constitute, or result in, a material violation of any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or (iii) violate, constitute, or result in, a default under (or an event which with the passing of time or the giving of notice or both would constitute a default under) or breach of the terms, provisions or conditions of any material indenture, note, contract, commitment, instrument or document to which the Company or any of the Subsidiaries is or will be a party or by which the Company, any of the Subsidiaries or any of its properties are bound, or any award, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or its activities or properties. No consent, approval, authorization or order of any court or governmental or regulatory agency or body or any individual or entity is required on the part of the Company for the lawful consummation of the transactions contemplated hereby and thereby, except for such consents and approvals with respect to the offer and sale of the Securities in certain jurisdictions which are identified to Maxim by counsel for the Company.

     (h) Each of the Company and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all applicable judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "CONSENTS"), to own, lease and operate their respective properties and conduct their respective businesses as are now being conducted and as disclosed in the Offering Documents, except where the failure to have any such Consent would not have a Material Adverse Effect. Each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received written notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.

     (i) Each of the Company and its Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where the failure to so comply does or would not have a Material Adverse Effect.

     (j) Except as disclosed in the Offering Documents, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. No such proceeding, litigation or arbitration is threatened or contemplated, and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 12 of 34


     (k) Sherb & Co., LLP, whose report is included or attached to the Form 10-KSB included in the Offering Documents, are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

     (l) Except as disclosed in the Offering Documents, and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect on the business, operations or financial results of the Company and its subsidiaries (either individually or in the aggregate) there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or any of its subsidiaries or involving the properties of the Company which might affect the business, properties or financial condition of the Company or any of its subsidiaries or which might affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

     (m) Neither the Company nor any of its Subsidiaries has violated or is currently in violation of any provisions of: (a) any federal or state environmental law, (b) Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, (e) the Foreign Corrupt Practices Act, or (f) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

     (n) Except as disclosed in the Offering Documents, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or Maxim for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect Maxim's compensation.

     (o) The financial statements, including the notes thereto, and the supporting schedules included, attached to or incorporated by reference in the Form 10-KSB included in the Offering Documents and the Offering Documents present fairly, in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated Subsidiaries and the other entities for which financial statements are included, attached to or incorporated by reference in the Offering Documents. Except as otherwise stated in the Offering Documents and the Company Documents, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules included, attached to or incorporated by reference in the Offering Documents and the Company Documents present fairly the information required to be stated therein. The other financial and statistical information included in the Offering Documents and the Company Documents present fairly the information included therein in all material respects.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 13 of 34


(p) The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (q) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) (collectively, "AFFILIATES") has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Act with the offer and sale of the Securities pursuant to the Offering Documents or the Registration Statement.

     (r) All private offers and sales of securities prior to the date hereof by the Company or any Subsidiary have been validly exempt from registration under the Act and have been properly registered with all applicable state securities authorities pursuant to appropriate "blue sky" filings or otherwise and if not properly filed or registered, all such purchasers in such private offerings have received an offer of recission, which has been prepared and offered to purchasers in accordance with the laws and regulations of each state in which such recission offer was required to be made. Additionally, recission has not been offered to purchasers that would not be entitled to any such recission based on the expiration of the applicable statute of limitations in the state in which such purchaser resides.

     (s) Except as disclosed in the Offering Documents and except for the holders of the Company's promissory notes issued in conjunction with the Term Sheet dated February 16, 2005 and Adelphia Holdings LLC, no holder of any security of the Company or any Subsidiary has any rights to require registration of any such security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated by the Registration Statement, and any such rights so disclosed have either been fully complied with by the applicable entity or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 14 of 34


     (t) Neither the Company nor any of its respective directors, officers, employees, agents or representatives ("COMPANY REPRESENTATIVES") has taken or will take any action which has caused or may cause the Private Placement not to qualify for exemption from the registration requirements of the Act or of United States federal, state or other securities or other laws. In connection with the Private Placement, neither the Company nor the Company Representatives shall offer or cause to be offered the Securities by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D. The Company and the Company Representatives have not taken and shall not take any action (except for actions contemplated by the Offering Documents) that would cause the Private Placement to be integrated with other transactions under Rule 502(a) of Regulation D.

     (u) No relationship, direct or indirect, exists between the Company or any of its Affiliates, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of them, on the other hand, which is required by the Act or the Exchange Act to be described in the Form 10-KSB included in the Offering Documents which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Form 10-KSB included in the Offering Documents. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 ("SARB-OX"), directly or indirectly, including through a Subsidiary (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

     (v) The Company is in material compliance with the provisions of Sarb-Ox and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by NASDAQ or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

     (w) With the exception of product liability insurance, the Company and/or the Subsidiaries maintain insurance in such amounts and covering such risks as they reasonably consider adequate for the conduct of their businesses and the value of their properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect. There are no claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance, if any, as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its business.

     (x) No "prohibited transaction" (as defined in either Section 406 of the ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability; each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each employee benefit plan of the Company or any Subsidiary that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 15 of 34


     (y) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of their businesses as presently operated and as proposed to be operated as described in the Offering Documents. The Company and each Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens and encumbrances, except such as are described in the Offering Documents or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or any of the Subsidiaries. Any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

     (z) The Company and each Subsidiary: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses as being conducted and as described in the Offering Documents and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. All material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to the applicable entity. Neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or any Subsidiary or those products and services described in the Offering Documents. After due investigation, there is no infringement by third parties of any such Intellectual Property; there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim. There is no pending or threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 16 of 34


         (aa) Except as disclosed in the Company Documents, and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect:

             (i) the Company and each of its Subsidiaries are, and have been, in compliance with all Environmental Laws (as defined below), and neither the Company nor any of its Subsidiaries has received any: (A) communication that alleges that the Company or any such Subsidiary is in violation of, or has liability under, any Environmental Law, (B) written request for information pursuant to any Environmental Law, or (C) notice regarding any requirement that is proposed for adoption or implementation under any Environmental Law and that would be applicable to the operations of the Company or any of its Subsidiaries;

             (ii) (A) The Company and each of its Subsidiaries have obtained and are in compliance with all permits, licenses and governmental authorizations pursuant to all Environmental Laws (collectively, "ENVIRONMENTAL Permits") necessary for their operations as currently conducted, (B) all such Environmental Permits are valid and in good standing, and (C) neither the Company nor any of its Subsidiaries has been advised by any governmental entity or authority of any actual or potential change in the status or terms and conditions of any Environmental Permit;

             (iii) there are no Environmental Claims pending or threatened, against the Company or any of its Subsidiaries;

             (iv) there have been no Releases of any Hazardous Material that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any person whose liabilities for such Environmental Claims the Company or any of its Subsidiaries has, or may have, retained or assumed, either contractually or by operation of law; and

             (v) (A) neither the Company nor any of its Subsidiaries has retained or assumed, either contractually or by operation of law, any liabilities or obligations that could reasonably be expected to form the basis of any Environmental Claim against the Company or any Subsidiary, and (B) no Environmental Claims are pending against any person or entity whose liabilities for such Environmental Claims the Company or any Company Subsidiary has, or may have, retained or assumed, either contractually or by operation of law.

     As used in this Agreement, the terms: (A) "ENVIRONMENTAL CLAIM" means any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, investigations, proceedings or notices of violation by or from any person or entity alleging liability of whatever kind or nature arising out of, based on or resulting from (y) the presence or release of, or exposure to, any Hazardous Materials at any location; or (z) the failure to comply with any Environmental Law; (B) "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws, rules, regulations, orders, decrees, judgments,

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 17 of 34


legally binding agreements or Environmental Permits issued, promulgated or entered into by or with any governmental entity or authority, relating to pollution, natural resources or protection of endangered or threatened species, human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata); (C) "HAZARDOUS MATERIALS" means
(y) any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls; and (z) any other chemical, material, substance or waste that in relevant form or concentration is prohibited, limited or regulated under any Environmental Law; and (D) "RELEASE" means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

         (bb) Each of the Company and the Subsidiaries has accurately prepared and filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company or any Subsidiary's federal, state, local or foreign taxes is pending or threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company's most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

         (cc) Neither the Company any Subsidiary nor any of their respective employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof

         (dd) No labor disturbance by the employees of the Company or any Subsidiary currently exists or is likely to occur.

         (ee) The Company has not offered, or caused Maxim to offer, the Securities to any person or entity with the intention of unlawfully influencing:
(i) a customer or supplier of the Company or any Subsidiary to alter the customer's or supplier's level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 18 of 34


         (ff) The Company will not offer the Securities for sale hereunder on the basis of any communications or documents relating to Maxim or the Securities except the Offering Documents and the exhibits thereto and documents described or referred to therein, including the Subscription Documents.

         (gg) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, or is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2b under the Exchange Act, provide to each holder of Notes, and the underlying shares of Common Stock, and to each prospective purchaser (as designated by such holder) of Notes, and the underlying shares of Common Stock, upon the request of such holder or prospective holder, any information required to be provided by Rule 144A(d)(4) under the Act.

         (hh) Neither the Company nor any Subsidiary is and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Private Placement, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act. The Company will: (i) utilize the proceeds of the Placement in accordance with the "Use of Proceeds" section of the Offering Documents and (ii) initially utilize the proceeds of the Placement and all other funds of the Company in such a manner so as to cause the Company not to be subject to the 1940 Act, and will thereafter use its best efforts to avoid the Company's becoming subject to the 1940 Act.

         (ii) In addition to the foregoing, to the extent not set forth herein, Maxim may rely on the representations and warranties made by the Company in the Subscription Agreement provided by the Company and used in connection with the Private Placement.

8.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF MAXIM

     Maxim hereby represents and warrants to, and covenants with, the Company that:

         (a) This Agreement has been duly authorized, executed and delivered by Maxim and constitutes the legal, valid and binding obligation of Maxim, enforceable against it in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 19 of 34


     (b) Maxim will cooperate with the Company to ensure that the offering and sale of the Securities will comply with the requirements of the Act, including, without limitation, the general conditions contained in Regulation D and the federal securities laws, and will follow the reasonable advice of the Company with respect to the manner in which to offer and sell the Securities so as to ensure that the offering and sale thereof will comply with the securities laws of any jurisdiction in which Securities are offered by Maxim, and Maxim will not make an offer of Securities in any jurisdiction in which the Company advises it in writing that such offer would be unlawful for Maxim to offer or sell securities.

     (c) Maxim is: (i) a registered broker-dealer under the Exchange Act; (ii) a member in good standing of the NASD; and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer and sell the Securities in such jurisdiction.

     (d) Maxim has not and will not make an offer of Securities (or of any securities, the offering of which may be integrated with the Private Placement) on the basis of any communications or documents relating to the Company or the Securities except the Offering Documents and the exhibits thereto and documents described, referred to or incorporated by reference therein (including the Subscription Documents). Maxim will deliver a copy of the Offering Documents to each prospective Investor solicited by it prior to such offeree's execution of the Subscription Documents or, in the case of amendments or supplements to the Offering Documents (other than those amendments and supplements approved in writing by the Company but designated in writing as not subject to this requirement), prior to such offeree's execution of an acknowledgment of receipt of such amendment or supplement and reconfirmation of intent to subscribe.

     (e) Maxim will not transmit to the Company any written offer from an offeree to purchase Securities unless, immediately prior thereto, it reasonably believes that: (i) the offeree is an Accredited Investor; and (ii) the offeree meets all other offeree and/or purchaser suitability standards, if any, required under applicable securities laws and regulations.

     (f) Maxim will periodically notify the Company of the jurisdiction in which the Securities are being offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company of the status of the offering conducted pursuant to this Agreement.

9.    COVENANTS

     The Company covenants to Maxim that it shall:

     (a) Notify Maxim as soon as practicable, and confirm such notice promptly in writing: (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the date of the Final Closing as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission,

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 20 of 34


withdrawal or suspension of the qualification or registration of the Securities or of an exemption from such registration or qualification in any jurisdiction. The Company will use its reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued, to obtain the lifting thereof as promptly as possible.

     (b) Not supplement or amend the Offering Documents unless Maxim and its counsel shall have approved of such supplement or amendment in writing, such approval not to be unreasonably withheld, delayed or conditioned. If, at any time during the period commencing on the date hereof and ending on the date of the Final Closing, any event shall have occurred as a result of which the Offering Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to Maxim, it is necessary at any time to supplement or amend the Offering Documents to comply with the Act, Regulation D or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance reasonably satisfactory to Maxim and its counsel) which will correct such statement or omission or which will effect such compliance.

     (c) Include all the shares of Common Stock underlying the Notes, Warrants and the Placement Warrants, and all shares of Common Stock included as part of the Units, issued in this Placement in a registration statement of its securities under the Act to be filed with the SEC within sixty (60) days following the initial Closing of the Placement (the "TARGET FILING DATE") and will use its best efforts to have the SEC declare such registration statement effective by no later than one hundred-twenty (120) days following the initial Closing of the Placement (the "TARGET EFFECTIVE DATE"), and to maintain the effectiveness of such registration statement until the third (3rd) anniversary of the final Closing of the Placement. In the event that the Company fails to file the registration statement by the Target Filing Date, or fails to have the SEC declare such registration statement effective by the Target Effective Date, then the Company will pay the holders of the securities comprising the Units 1% monthly payments in cash until the registration statement becomes effective. In addition, Investors shall be provided with certain "piggy back" registration rights as described in the Offering Documents. The Company will prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the sale of the securities registered thereunder, and shall comply with the provisions of the Act with respect to the disposition of all securities owned by the Investors and Maxim that are covered by such registration statement during such period in accordance with the intended methods of disposition by the Investors and Maxim. The Company will furnish to the Investors and Maxim such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Investors and Maxim may request in order to facilitate the disposition of the shares of Common Stock which may be owned by the Investors and Maxim. The Company shall bear all expenses of the Registration Statement, including fees and expenses, if any, of counsel or other advisors to the Investors and Maxim, all of which shall be payable upon the initial filing of the Registration Statement. The Company shall also pay all expenses of the

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 21 of 34


Investors and Maxim for any "144 opinions" or other opinions which are required in connection with any transfers of Securities made by such parties under Rule 144 or any other applicable sale or transfer (including, without limitation, sales made pursuant to prospectus delivery). In addition to the foregoing, the Company also grants to Maxim, with respect to the shares of Common Stock underlying the Placement Agent Warrants, each of the registration rights and anti-dilution protections granted to the Investors in the Placement.

     (d) Use its best good faith efforts to, within sixty (60) days of the Closing, obtain a "key man" life insurance policy with a nationally recognized carrier and with the Company as the beneficiary on the lives of each of Theodore Farnsworth, Jerry Pearring and Barry Willson in an amount no less than $2,000,000 worth of coverage each.

     (e) Deliver without charge to Maxim such number of copies of the Offering Documents and any supplement or amendment thereto as may reasonably be requested by Maxim.

     (f) Not, directly or indirectly, in connection with the Private Placement or as otherwise agreed to in this Agreement, solicit any offer to buy from, or offer to sell to, any person or entity any Securities or other securities of the Company except through Maxim.

     (g) Not solicit any offer to buy or offer to sell Securities by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over the Internet, television or radio or at any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

     (h) At all times during the period commencing on the date hereof and ending on the date of the Final Closing, provide to each prospective Investor or his purchaser representative, if any, on reasonable request, such information (in addition to that contained in the Offering Documents) concerning the Private Placement, the Company, the Securities and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each prospective investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Private Placement and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such prospective Investor or purchaser representative, as the case may be.

     (i) Notify Maxim promptly of the acceptance or rejection of any subscription.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 22 of 34


     (j) File, through Maxim's counsel, five (5) copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the first sale of the Securities, if required by law. The Company shall, through Maxim's counsel, file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any province or jurisdiction in which offers and sales are made. The Company shall furnish Maxim with copies of all such filings. The Company acknowledges that it shall be liable for all filing fees and expenses, as well as Maxim's counsel's legal fees, in all state and federal filings made in connection with the sale or proposed sale of Securities.

     (k) Place the following legend on all certificates representing the
Securities:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

     (l) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Securities as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Private Placement may be made.

     (m) Not and shall use its best efforts to ensure that none of its Affiliates shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the issue, offer or sale of the Securities to the Investors.

     (n) Apply the net proceeds from the sale of the Securities for working capital and general corporate purposes, and shall not be used: (i) to make any loan to any officer, director, principal shareholder, or any Affiliate thereof, of the Company, or (ii) for the repayment of any indebtedness to any officer, director or principal shareholder, or any Affiliate thereof, of the Company.

     (o) Not, during the period commencing on the date hereof and ending on the date of the Final Closing, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business properties, assets, liabilities or future prospects of the Private Placement, without the prior written consent of Maxim, which consent will not be unreasonably withheld.

     (p) Not, prior to the completion of the Private Placement, bid for, purchase, attempt to induce others to purchase, or sell, directly or indirectly, any shares of Common Stock or any other securities in violation of the provisions of Regulation M under the Exchange Act.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 23 of 34


     (q) Use its good faith best efforts after the date hereof to become compliant with all aspects of the Sarbanes-Oxley Act of 2002 ("SARB-OX") and the rules and regulations promulgated thereunder that are applicable to the Company at the date of this Agreement and the rules and regulations with respect to Sarb-Ox that are now or will be applicable to the Company from time to time including, without limitation, those provisions relating to loans to Company officers and directors (it being covenanted and agreed to by the Company that it shall not, after the date hereof, make any loans to any officer or director of the Company).

     (r) Not, for a period of one (1) year from the Final Closing Date, increase the base salary of any officer of the Company in excess of ten percent (10%) per year.

     (s) Within one business day of the filing of the Registration Statement, the Company will prepare and file, through Maxim's counsel, the selling stockholder resale offering described in the Registration Statement for review by the National Association of Securities Dealers, Inc. ("NASD") via the NASD's CobraDesk filing system ("COBRADESK FILING") for the purpose of having the prospectus contained within the Registration Statement treated as a "base prospectus" in connection with such resale offering. The Company will use its best efforts to have the CobraDesk Filing approved by the NASD within thirty
(30) days of the Target Filing Date. The Company shall be liable for Maxim's counsel's legal fees in connection therewith. The Company shall bear all expenses of the CobraDesk Filing, including fees and expenses, if any, of counsel or other advisors to the Investors or Maxim. In all circumstances, the Company shall pay for all NASD filing fees associated with the CobraDesk Filing.

     The Company agrees to cooperate with Maxim and/or its counsel and to promptly supply all necessary information for completion of the CobraDesk Filing to Maxim and/or its counsel. The Company agrees to indemnify each of Maxim and its counsel for any and all statements and/or representations made by the Company to Maxim and/or its counsel included by Maxim and/or its counsel in the CobraDesk Filing.

     (t) (A) issue a press release accurately describing and disclosing the transactions contemplated hereby on the Closing Date, (B) file with the SEC a report on Form 8-K or Form 10-QSB disclosing the transactions contemplated hereby within four (4) business days after the Closing Date, and (C) timely file with the SEC a Form D promulgated under the Act as required under Regulation D.

     (u) So long as Investor owns any of the Securities, timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to
Section 13(a) or 15(d) of the Exchange Act. If at any time while Investor owns any of the Securities, the Company is not required to file reports pursuant to
Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) promulgated under the Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 24 of 34


substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such holder to sell the Common Stock underlying the Securities without registration under the Exchange Act under Rule 144 promulgated under the Act. Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.

     (v) The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants and the Placement Agent Warrants to provide for the issuance of all of such shares. Prior to complete conversion of the Notes and exercise of the Warrants and the Placement Agent Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the prior written consent of the Holder except for a reduction proportionate to a reverse stock split, which reverse stock split affects all shares of Common Stock equally.

     If the Company would be, if a notice of conversion of the Notes or exercise of the Warrants or Placement Agent Warrants, as applicable, were to be delivered on such date, precluded from issuing the full number of shares of Common Stock as would then be issuable if all Notes were converted on such date or upon the exercise of the Warrants and the Placement Agent Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, then the Board of Directors of the Company shall promptly (and in any case within 30 days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (1) all shares of Common Stock then outstanding, (2) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Notes, Warrants and Placement Agent Warrants) and on account of all shares of Common Stock reserved under any stock option, stock purchase, warrant or similar plan, and (3) the number of shares of Common Stock to be issued upon conversion of all Notes and upon exercise of all Warrants and Placement Agent Warrants.

     (w) Give prompt written notice to Maxim of any breach by it of any representation, warranty or other agreement contained in this Agreement, or any other document to which the Company, the Placement Agent and Investor has relied or is relying on in connection with the Offering ("TRANSACTION DOCUMENTS"), as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Documents to be incorrect or breached as of and after the Closing Date. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Documents.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 25 of 34


     (x) Promptly seek the listing of all shares of Common Stock underlying the Securities offered in the Offering not previously listed as such shares of Common Stock are issued on the securities exchange, market or other quotation system on which the Common Stock is then listed or traded and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Notes, Warrants or Placement Agent Warrants. Once listed, the Company shall maintain the Common Stock's authorization for listing on a securities exchange, market or other quotation system on which the Common Stock is then listed or traded. The Company shall promptly provide to Maxim copies of any notices it receives from the securities exchange, market or other quotation system on which the Common Stock is then listed or traded regarding the continued eligibility of the Common Stock for listing on such a securities exchange, market or other quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations hereunder.

     (y) In addition to the foregoing, to the extent not set forth herein, Maxim may rely on the covenants made by the Company in the Subscription Documents used in connection with the Private Placement.

10.  CONDITIONS OF MAXIM'S OBLIGATIONS

     The obligations of Maxim pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to Maxim or otherwise at any Closing (including, without limitation, all Subscription Documents), as of the date hereof and as of the Closing Date or the date of any Closing subsequent to the Closing Date, to the performance by the Company of its obligations hereunder, and to the following conditions:

     (a) At each Closing, Maxim shall have received the favorable legal opinion of Schneider Weinberger & Beilly LLP, outside legal counsel to the Company, in the form and substance reasonably satisfactory to Maxim and substantially to the effect that:

         (i) The Company has been duly organized and is validly existing and in good standing under the laws of its state of incorporation, has all requisite corporate power and authority necessary to own or hold its properties and conduct its business and, to our knowledge, is duly qualified or licensed to do business as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify or be licensed would not have a Material Adverse Effect;

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 26 of 34


         (ii) Each Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its properties and to conduct its business and, to our knowledge, is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect. To our knowledge, all of the issued and outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any liens except as disclosed in the Offering Documents and the Company Documents;

         (iii) Each of the Agreement, the Escrow Agreement by and among Maxim, the Company and the Escrow Agent, the Securities, Placement Agent Warrants and the Subscription Documents has been duly and validly authorized, executed and delivered by the Company and is the valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights and remedies of creditors generally and to general equitable principles;

         (iv) The authorized capital stock of the Company as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Form 10-KSB as filed with the Securities and Exchange Commission on April 14, 2005. Except for the Securities to be issued as contemplated by this Agreement, to our knowledge, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Offering Documents and the Company Documents. The Securities and the Common Stock underlying each of the Notes, Warrants and the Placement Agent Warrants, will be duly reserved, and when issued in accordance with the terms of the Private Placement, will be validly issued, fully paid and nonassessable and, to our knowledge, will not have been issued in violation of or subject to preemptive or any other similar rights that entitle or will entitle any Person to acquire any shares of Common Stock from the Company upon issuance thereof and no personal liability will attach to the ownership thereof;

         (v) To our knowledge, neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be "integrated" pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Private Placement, except for the 19,736,848 shares of common stock of the Company issued to certain investors simultaneously herewith;

         (vi) Assuming: (i) the accuracy of the information provided by the Investors in the Subscription Documents, (ii) that Maxim has complied in all material respects with the requirements of Section 4(2) of the Act (and the provisions of Regulation D promulgated thereunder), and (iii) the filing of Form D relating to the Private Placement, the issuance and sale of the Units, and the securities included therein, is exempt from registration under the Act and Regulation D promulgated thereunder;

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 27 of 34


         (vii) Neither the execution, delivery and performance of this Agreement and consummation of the transactions contemplated by the Private Placement and the Offering Documents do not and will not: (a) to our knowledge, conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or their respective properties or assets may be bound or (b) violate or conflict with any provision of the certificate or articles of incorporation, by-laws or other governing documents of the Company or any of its Subsidiaries, or, to our best knowledge, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body;

         (viii) To our knowledge, neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws and, to our knowledge, neither the Company nor any of its Subsidiaries is in default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound except as disclosed in the Offering Documents or Company Documents;

         (ix) To our knowledge, no consent approval authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Private Placement and the Offering Documents, except for (1) such as may be required under state securities or blue sky laws in connection with the sale of the Securities by the Company, and (2) such as have been made or obtained under the Act;

         (x) To our knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company which might materially and adversely affect the business, properties or financial condition of the Company, or which might materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement, except as set forth in or contemplated by the Offering Documents or Company Documents and to our knowledge, no such proceedings are threatened or contemplated;

         (xi) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Documents, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 28 of 34


         (xii) We have participated in the preparation of the Offering Documents and the Company Documents and nothing has come to our attention to cause us to have reason to believe that the Offering Documents or Company Documents contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) At the Initial Closing and each Subsequent Closing, Maxim shall have received the Notes sold to the Investors in the Placement, duly executed and made out in the name of such Investors for the principal amount of the Notes purchased.

     (c) At the Initial Closing and each Subsequent Closing, Maxim shall have received warrant certificates for Warrants sold to the Investors in the Placement, duly executed and made out in the name of such Investors for the amount of Warrants purchased.

     (d) At the Initial Closing and each Subsequent Closing, Maxim shall have received stock certificates for Common Stock sold to the Investors in the Placement, duly executed and made out in the name of such Investors for the number of shares of Common Stock purchased.

     (e) At the Initial Closing and each Subsequent Closing, Maxim shall have received the applicable fees payable and securities issuable to Maxim as described in Section 3 hereof.

     (f) To use its best good faith efforts to, within sixty (60) days of the Closing, obtain a "key man" life insurance policy with a nationally recognized carrier and with the Company as the beneficiary on the lives of each of Theodore Farnsworth, Jerry Pearring and Barry Willson in an amount no less than $2,000,000 worth of coverage each.

     (g) At each Closing, Maxim shall have received a certificate of the chief executive officer of both the Company, dated, as applicable, as of the Closing Date or the date of such Closing, to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein were and are accurate, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

     (h) At each Closing, Maxim shall have received a duly executed management confirmation letter from the directors and officers the Company, relating to certain information appearing in the Offering Documents.

     (i) At each Closing, Maxim shall have received a certificate of the Secretary of the Company, dated, as applicable, as of the date of such Closing, certifying to the charter, by-laws, good standing in its state of incorporation and board resolutions relating to the Placement.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 29 of 34


     (j) On or prior to the Initial Closing Date or the date of any Subsequent Closing, as the case may be, Maxim shall have been furnished with: (i) such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, and (ii) such other closing documentation as may be required in order to affect the applicable Closing or as Maxim may otherwise reasonably request.

     (k) All proceedings taken in connection with the issuance, sale and delivery of the Securities and the Placement Agent Warrant shall be reasonably satisfactory in form and substance to Maxim and its counsel, and Maxim shall have received certified resolutions or minutes of the Board of Directors of the Company authorizing each of the transactions contemplated by this Agreement.

     (l) Any certificate or other document signed by any officer of the Company and delivered to Maxim and its counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to Maxim's obligations hereunder have not been fulfilled as and when required to be so fulfilled, Maxim may terminate this Agreement or, if Maxim so elects, in writing waive any such conditions which have not been fulfilled or extended the time for their fulfillment. In the event that Maxim elects to terminate this Agreement, Maxim shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability nor obligation to the other except as provided in Section 11 hereof.

     (m) On or prior to or following the Closing Date, as the case may be, Maxim shall have been furnished such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as it may otherwise reasonably request.

     (n) If there is more than one Closing, then at each such Closing there shall be delivered to Maxim updated opinions, certificates or other information described in this Section 10.

11.  INDEMNIFICATION

     (a) The Company agrees to indemnify and hold harmless Maxim, any person who controls Maxim within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute, and each partner, director, officer, employee, agent, legal counsel and representative of Maxim and its representatives from and against any and all losses, damages, obligations, penalties, judgments, awards, costs, expenses, liabilities, claims or disbursements, and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing, pursuing or defending against any such action, suit, proceeding or investigation (whether or not in connection with litigation in which any Indemnified Party, as defined below, is a party)) which any such person may

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 30 of 34


incur or which may be made or brought against any such person directly or indirectly, caused by, relating to, based upon, arising out of or in connection with: (i) Maxim's acting for the Company, including, without limitation, any act or omission by Maxim in connection with its acceptance of or the performance or non-performance of its obligations under the Agreement (ii) any breach of any of the agreements, representations, warranties or covenants of the Company contained in or contemplated by this Agreement or the Subscription Documents, including, without limitation, those arising out of or based on any alleged untrue statement of a material fact or omission to state a material fact required to be stated in either the Offering Documents or the Subscription Documents or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, (iii) any violation of any federal or state securities laws attributable to the Private Placement, or (iv) any violation of law by the Company or any Affiliate thereof, or any director, officer, employee, agent or representative of any of them, related to or arising out of the Private Placement. This indemnity agreement by, and the agreements, warranties and representations of the Company shall survive the offer, sale and delivery of the Securities and the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Securities hereunder.

     (b) If any action, suit, proceeding or investigation is commenced against Maxim, its present and former affiliated entities, managers, members, officers, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, partners, stockholders, members, managers, employees, legal counsel, agents and controlling persons of any of them (the "INDEMNIFIED Party" or "INDEMNIFIED PARTIES") in respect of which indemnity may be sought against one or more of the Company or any affiliates thereof (the "INDEMNIFYING PARTY" or "INDEMNIFYING PARTIES"), the Indemnified Party shall notify the Indemnifying Party or Parties with reasonable promptness in writing of the institution of such action; provided, however, the failure to give such notice shall not release the Indemnifying Party or Parties from its or their obligation to indemnify the Indemnified Party hereunder, except to the extent the Indemnifying Party shall have been materially prejudiced by such delay and shall not release the Indemnifying Party or Parties from any other obligations or liabilities to the Indemnified Party in any event. The Indemnified Party or Parties shall have the right to retain counsel of its own choice to represent it, and the fees, expenses and disbursements of such counsel shall be borne by the Indemnifying Party or Parties. Any such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Company in any defense, except such matters in respect of which the Indemnified Parties counsel shall advise the Indemnified Parties that such cooperation would impair a defense available to the Indemnified Parties that is unavailable to the Company. In the event that the Indemnified Party or Parties do not elect to retain their own counsel, the Indemnifying Party or Parties shall at its or their own expense assume the defense of such action, including the employment of counsel reasonably acceptable to the Indemnified Party; provided, however, that no Indemnifying or Indemnified Party shall, without the prior written consent of Maxim, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent (i) includes, as an unconditional term thereof, the giving by the claimant to all Indemnified Parties of an unconditional release from all liability in respect of

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 31 of 34


such claim, and (ii) does not contain any factual or legal admission by or with respect to an Indemnified Party or an adverse statement with respect to the character, professionalism, expertise or reputation of any Indemnified Party or any action or inaction of any Indemnified Party. In the event the Indemnifying Party or Parties assume a defense hereunder, the Indemnified Party shall be entitled to retain its own counsel in connection therewith and, except as provided below, shall bear the fees and expenses of any such counsel, and counsel to the Indemnified Party or Parties shall cooperate with such counsel to the Indemnifying Party in connection with such proceeding. If the Indemnifying Party or Parties assume the defense hereunder and an Indemnified Party reasonably determines that there are or may be differing or additional defenses available to the Indemnified Party which are not available to the Indemnifying Party, or that there is or may be a conflict between the respective positions of the Indemnifying Party and of the Indemnified Party in conducting the defense of any action, then the Indemnifying Party shall bear the reasonable fees and expenses of any counsel retained by the Indemnified Party in connection with such proceeding. All references to the Indemnified Party contained in this
Section 11(b) include, and extend to and protect with equal effect, any persons who may control the Indemnified Party within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute, any successor to the Indemnified Party and each of its partners, officers, directors, employees, agents and representatives. The indemnity agreements set forth in this Section 11 shall be in addition to any other obligations or liabilities of the Indemnifying Party or Parties hereunder or at common law or otherwise.

     (c) If recovery is not available under the foregoing indemnification provisions of this Section 11, for any reason other than as specified therein, the party entitled to indemnification by the terms thereof shall be entitled to contribution to losses, damages, liabilities and expenses of the nature contemplated by such indemnification provisions. In determining the amount of such contribution, there shall be considered the relative benefits received by the Company on the one hand, and Maxim on the other hand from the Private Placement (which shall be deemed to be the portion of the proceeds of the Private Placement realized by each party), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, the relative culpability of the parties, the relative benefits received by the parties and any other equitable considerations appropriate under the circumstances. No party shall be liable for contribution with respect to any action or claim settled without its consent. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 11, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 11 or otherwise. For purposes of this Section 11, each person, if any, who controls a party to this Agreement within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as that party to this Placement Agreement.

     (d) In any claim for indemnification for United States Federal or state securities law violations, the party seeking indemnification shall place before the court the position of: (i) the SEC and (ii) if applicable, any state securities commissioner or agency having jurisdiction with respect to the issue of indemnification for securities law violations.

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 32 of 34


12.   MISCELLANEOUS

     (a) The agreements set forth in this Agreement have been made and are made solely for the benefit of the Company, Maxim, the Investors with respect to Sections 7 and 9, and the respective Affiliates, heirs, personal representatives and permitted successors and assigns thereof, and except as expressly provided herein nothing expressed or mentioned herein is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained. The term "successors and assigns" as used herein shall not include any purchaser of any Securities merely because of such purchase.

     (b) Neither party will be liable to the other by reason of any failure in performances of this Agreement if the failure arises out of the unavailability of third party communication facilities or energy sources or acts of God, acts of governmental authority, acts of terrorism, fires, strikes, delays in transportation, riots or war, or any cause beyond the reasonable control of such party.

     (c) Any notice or other communication required or appropriate under the provisions of this Agreement shall be given in writing addressed (or sent by facsimile transmission, with confirmation of receipt) as follows: (i) if to the Company, at the address set forth above, Attention: President, Fax No.: (954) 598-7996; and (ii) if to Maxim, Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, Attention: Mr. Anthony Sarkis, Fax No.: (212) 895-3783; with a copy to Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, New York, New York 10017,
Attention: Barry I. Grossman, Esq., Fax No.: (212) 370-7889, or at such other address as any party may designate to the others in accordance with this Section 12(c).

     (d) This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions thereof (other than Section 5-1401 of the New York General Obligations Law).

     (e) Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 33 of 34


States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party's address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding

     (f) This Agreement constitutes the entire agreement between the parties hereto with respect to the Private Placement and supercedes any and all prior agreements, and may be amended or modified only by a duly authorized writing signed by such parties. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute a single instrument.





                            [SIGNATURE PAGE FOLLOWS]

[MAXIM GROUP LOGO]                                XStream Beverage Network, Inc.
                                                                   June 30, 2005
                                                                   Page 34 of 34


         This Placement Agency Agreement is executed and shall be effective as of June 30, 2005.

                                               Very truly yours,

                                               MAXIM GROUP LLC



                                               By: /s/
                                                   ---------------------------
                                                   Name:
                                                   Title:


ACCEPTED AND AGREED TO:

XSTREAM BEVERAGE NETWORK, INC.



By: /s/
   ------------------------------
   Name:
   Title: